                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       MFS Government Markets Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
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

                    MFS(R) GOVERNMENT MARKETS INCOME TRUST
               500 Boylston Street, Boston, Massachusetts 02116


              Notice of the 1999 Annual Meeting of Shareholders
                        To be held on October 21, 1999

The 1999 Annual Meeting of Shareholders of MFS Government Markets Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Thursday, October 21, 1999, for the following purposes:

ITEM 1. To elect Lawrence H. Cohn, Walter E. Robb, III, and J. Dale Sherratt as Trustees of the Trust;

ITEM 2. To ratify the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1999; and


ITEM 3. To transact such other business as may come before the Meeting and any adjournments thereof.

         YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.


Only shareholders of record on August 23, 1999 will be entitled to vote at the Annual Meeting of Shareholders.


                                         STEPHEN E. CAVAN, Secretary and Clerk


September 3, 1999


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                    MFS(R) GOVERNMENT MARKETS INCOME TRUST

                               Proxy Statement


This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS(R) Government Markets Income Trust (the "Trust") to be used at the 1999 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Thursday, October 21, 1999 at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On August 23, 1999, there were outstanding 65,801,977 shares of the Trust. Shareholders of record at the close of business on August 23, 1999, will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 3, 1999. A copy of the Trust's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 9024, Boston, MA 02205-9824, or by telephone toll-free at (800) 637-2304.

ITEM 1 -- ELECTION OF TRUSTEES
Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of Lawrence H. Cohn, Walter E. Robb, III, and J. Dale Sherratt as Trustees of the class whose term will expire at the 2002 annual meeting of shareholders (or special meeting in lieu thereof). Dr. Cohn and Messrs. Robb and Sherratt are presently Trustees of the Trust. Under the terms of the Trust's retirement plan, the Trustees have a mandatory retirement age of 75. Consequently, Mr. Robb will retire no later than December 31, 2001.

The following table presents certain information regarding the Trustees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he or she is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and has been affiliated with the investment adviser for more than five years.



                                                                                             SHARES OF
                                                                                            TRUST OWNED
                                                                                            BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION       FIRST BECAME      TERM              AS OF              PERCENT
AND OTHER DIRECTORSHIPS(1)                                   A TRUSTEE     EXPIRING      AUGUST 18, 1999(2)     OF CLASS(3)
----------------------------------------------------       -----------     --------      ------------------     -----------

JEFFREY L. SHAMES* (born 6/2/55), Chairman and
  President; Massachusetts Financial Services Company,
  Chairman and Chief Executive Officer.                        1993          2000                0.00                0.00000%

RICHARD B. BAILEY* (born 9/14/26), Trustee; Private
  Investor; Massachusetts Financial Services Company,
  former Chairman and Director (prior to September 30,
  1991); Cambridge Bancorp, Director; Cambridge Trust
  Company, Director.                                           1987          2000                0.00                0.00000%

MARSHALL N. COHAN (born 11/14/26), Trustee; Private
  Investor.                                                    1987          2001               25                   0.00004%

LAWRENCE H. COHN (born 3/11/37), Trustee; Brigham and
  Women's Hospital, Chief of Cardiac Surgery; Harvard
  Medical School, Professor of Surgery.                        1993          1999                0.00                0.00000%

SIR J. DAVID GIBBONS, KBE (born 6/15/27), Trustee;
  Edmund Gibbons Limited, Chief Executive Officer;
  Colonial Insurance Company Ltd., Director & Chairman.        1988          2001                0.00                0.00000%

ABBY M. O'NEILL (born 4/27/28), Trustee; Private
  Investor; Rockefeller Financial Services, Inc.
  (investment advisers), Chairman and Chief Executive
  Officer.                                                     1992          2001                0.00                0.00000%

WALTER E. ROBB, III (born 8/18/26), Trustee; Benchmark
  Advisors, Inc. (corporate financial consultants),
  President and Treasurer; Benchmark Consulting Group,
  Inc. (office services), President; CitiFunds and
  CitiSelect Folios (mutual funds), Trustee.                   1987          1999            1,162.9018              0.00176%

ARNOLD D. SCOTT* (born 12/16/42), Trustee; Massachusetts
  Financial Services Company, Senior Executive Vice
  President, Director and Secretary.                           1993          2000              334.5471              0.00050%

J. DALE SHERRATT (born 9/23/38), Trustee; Insight
  Resources, Inc. (acquisition planning specialists),
  President; Wellfleet Investments (investor in health
  care companies), Managing General Partner (Since
  1993); Cambridge Nutraceuticals (professional
  nutritional products), Chief Executive Officer.              1993          1999              360                   0.00055%

WARD SMITH (born 9/13/30), Trustee; Retired. NACCO
  Industries (holding company), Chairman (prior to June
  1994); Sunstrand Corporation (diversified mechanical
  manufacturer), Director.                                     1992          2001                0.00                0.00000%

All Trustees and officers as a group                                                         1,882.4489              0.00286%
----------------------


(1)  Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC")
     i.e., "public companies").


(2)  Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.

(3)  Percentage of shares outstanding on August 18, 1999. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.

All Trustees serve as Trustees of 43 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except Messrs. Bailey and Scott, who each serve as Trustees of 74 funds within the MFS complex, and Mr. Shames, who serves as Trustee of 132 funds within the MFS fund complex. Messrs. Scott and Shames are "interested persons" (as defined under the 1940 Act) of the Trust because they are each an officer and director of MFS; Messrs. Scott and Shames each owns shares of common stock of MFS. Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life Assurance Company of Canada (U.S.), an affiliate of MFS.


The Trust pays each Trustee who is not an officer of MFS and Mr. Bailey a fee of $7,350 per year, plus $500 per meeting and $500 per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee, who is not an officer of the Adviser, will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable under the retirement plan.

                                                         TRUSTEE COMPENSATION TABLE

                                                                       RETIREMENT BENEFIT    ESTIMATED     TOTAL TRUSTEE FEES
                                                        TRUSTEE FEES   ACCRUED AS PART OF  CREDITED YEARS    FROM TRUST AND
TRUSTEE                                                FROM TRUST (1)  TRUST EXPENSE (1)   OF SERVICE (2)   FUND COMPLEX (3)
--------                                                  --------         ---------          -------          ---------


Richard B. Bailey ..................................      $12,350            $4,583              10             $259,430
Marshall N. Cohan ..................................       13,850             7,381              14              143,259
Dr. Lawrence Cohn ..................................       12,830             3,357              18              153,579
Sir J. David Gibbons ...............................       12,350             6,797              13              130,059
Abby M. O'Neill ....................................       12,350             3,928              10              130,059
Walter E. Robb, III ................................       14,330             7,381              15              171,154
Arnold D. Scott ....................................        -0-               -0-               N/A               -0-
Jeffrey L. Shames ..................................        -0-               -0-               N/A               -0-
J. Dale Sherratt ...................................       14,590             3,940              20              157,714
Ward Smith .........................................       14,090             4,728              13              146,739
----------------------
(1)  For fiscal year ended November 30, 1998.


(2)  Based on normal retirement age of 75.


(3)  For calendar year 1998. All Trustees receiving compensation served as Trustees of 43 funds within the MFS fund complex
     (having aggregate net assets at December 31, 1998 of approximately $24.9 billion), except Mr. Bailey who served as Trustee of 74 funds within the MFS fund complex (having aggregate net assets at December 31, 1998 of approximately $68.2 billion).



                            ESTIMATED ANNUAL BENEFITS PAYABLE BY THE TRUST UPON RETIREMENT (4)

         AVERAGE                                                    YEARS OF SERVICE
         TRUSTEE                    -------------------------------------------------------------------------------------
          FEES                        3                          5                          7                  10 OR MORE
          -----                     -----                      -----                      -----                   -----
        $11,115                    $1,667                     $2,779                     $3,890                  $5,558
         12,102                     1,815                      3,025                      4,236                   6,051
         13,089                     1,963                      3,272                      4,581                   6,544
         14,075                     2,111                      3,519                      4,926                   7,038
         15,062                     2,259                      3,766                      5,272                   7,531
         16,049                     2,407                      4,012                      5,617                   8,025

------------------

(4)  Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


The Board of Trustees of the Trust met 6 times during its last fiscal year. The Board also has a standing Audit Committee, composed of Messrs. Cohan, Robb, Sherratt and Smith, which met 4 times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a Nominating Committee, composed of Ms. O'Neill and Messrs. Cohan, Cohn, Gibbons, Robb, Sherratt and Smith, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. The Board currently expects to reduce the size of the Board upon the retirement of Mr. Robb by December 31, 2001 in order to eliminate the vacancy created by his retirement. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Secretary of the Trust. Nominees must be persons who are not "interested persons" of the Trust as defined in the 1940 Act. Members of the Nominating Committee confer periodically and hold meetings as required. The Nominating Committee did not meet during the Trust's last fiscal year.


REQUIRED VOTE. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.


ITEM 2 -- RATIFICATION OF SELECTION OF ACCOUNTANTS
It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Deloitte & Touche LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC and to provide certain other tax-related services (such as tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC) in respect of all or any part of the fiscal year ending November 30, 1999. Deloitte & Touche LLP has no direct or material indirect interest in the Trust.

Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.


REQUIRED VOTE. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.


INVESTMENT ADVISER AND ADMINISTRATOR
The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc. One Sun Life

Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES
All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Dr. Cohn and Messrs. Robb and Sherratt as Trustees of the Trust (if still available for election) and ratification of the selection of Deloitte & Touche LLP as independent public accountants.

All proxies voted, including proxies that reflect abstentions or the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions have any effect on the outcome of the voting on the matter.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matter properly comes before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS
Proposals of shareholders which are intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Trust on or prior to May 7, 2000.

SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all
Section 16(a) forms they file.

Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, with one exception described below, during the year ended November 30, 1998, all Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with. In one instance, a Form 4 reflecting the transfer of Trust shares from accounts held in trust by Mr. W. Thomas London, the Treasurer of the Trust, acting as Trustee, to the beneficiaries of the trust accounts, was filed late.

ADDITIONAL INFORMATION
To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone or interview by Corporate Investor Communications, Inc. ("CIC") or its agents as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $8,500 plus out-of-pocket expenses, and if made by any other party, would be nominal.

The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

September 3, 1999                          MFS GOVERNMENT MARKETS INCOME TRUST

                          MFS(R) GOVERNMENT MARKETS
                                 INCOME TRUST
               500 Boylston Street, Boston, Massachusetts 02116


                              MFS(R) GOVERNMENT
                                   MARKETS
                                 INCOME TRUST
                             500 Boylston Street
                         Boston, Massachusetts 02116


--------------------------------------------------------------------------------
                               Proxy Statement

                         For the 1999 Annual Meeting
                        of Shareholders to be held on
                               October 21, 1999

PROXY                                                                     PROXY

      THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                     MFS(R) GOVERNMENT MARKETS INCOME TRUST


        PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 21, 1999.

The undersigned hereby appoints JAMES R. BORDEWICK, JR., STEPHEN E. CAVAN, W. THOMAS LONDON and JEFFREY L. SHAMES, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1999 Annual Meeting of Shareholders of MFS(R) GOVERNMENT MARKETS INCOME TRUST, to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 21, 1999, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF
THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

-------------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
Please sign this proxy exactly as your name or names appear on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------
MFS(R) GOVERNMENT MARKETS INCOME TRUST
--------------------------------------------

1. ELECTION OF TRUSTEES
   NOMINEES:


 Lawrence H. Cohn             For All    With-      For All
Walter E. Robb, III          Nominees    hold       Except
 J. Dale Sherratt               [ ]       [ ]         [ ]


IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR
NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED
FOR THE REMAINING NOMINEES.


2. RATIFICATION OF SELECTION OF     For    Against   Abstain
   ACCOUNTANTS.                     [ ]      [ ]       [ ]


Please be sure to sign and date this Proxy.    Date
-----------------------------------------------------------------

Shareholder sign here-----------------------Co-owner sign here---     RECORD DATE SHARES:
